UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 19, 2015

TTM TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-31285	91-1033443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1665 Scenic Avenue, Suite 250 Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 327-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 20, 2015, TTM Technologies, Inc., a Delaware corporation ("TTM" or the "Company"), announced that the United States Federal Trade Commission (the "FTC") has closed its investigation into TTM's proposed acquisition of Viasystems Group, Inc., a Delaware corporation ("Viasystems"). This satisfies the final regulatory approval required for the acquisition. As a result, TTM intends to close the transaction on or about May 31, 2015.

On May 20, 2015, the Company and Viasystems issued a joint press release announcing that the FTC has closed its investigation. A copy of the joint press release is attached hereto as Exhibit 99.1.

The information in this Current Report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated May 20, 2015.

Forward-Looking Statements

Certain statements in this communication may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and consummation of the proposed merger; the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger; and other statements that are not historical fact. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of TTM Technologies, Inc. and Viasystems Group, Inc. regarding future events and are subject to significant risks and uncertainties, many of which are beyond the control of TTM Technologies, Inc. or Viasystems Group, Inc. Such statements are predictions, and actual events or results may differ materially.

Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Quarterly Report on Form 10-Q of TTM Technologies, Inc. for the quarter ended March 30, 2015, which was filed with the Securities and Exchange Commission (the "SEC") on May 5, 2015, under the heading "Item 1A. Risk Factors" and in the Annual Report on Form 10-K of Viasystems Group, Inc. for the year ended December 31, 2014, which was filed with the SEC on March 12, 2015, under the heading "Item IA. Risk Factors," and in each company's other filings made with the SEC available at the SEC's website at www.sec.gov.

Neither Viasystems Group, Inc. nor TTM Technologies, Inc. undertakes any obligation to update any such forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2015	TTM TECHNOLOGIES, INC.
	By:	/s/ TODD B. SCHULL Todd B. Schull Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release, dated May 20, 2015.